UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - February 19, 2024

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 21, 2024, Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Oncor”), entered into an unsecured revolving credit agreement (the “Credit Agreement”) among Oncor, as borrower, the lenders from time to time party thereto, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent for the lenders. Oncor intends to use the borrowings under the Credit Agreement for general corporate purposes.

The Credit Agreement provides for an unsecured revolving credit facility in an aggregate principal amount of up to $500 million. The Credit Agreement also contains a customary accordion feature allowing Oncor to request an increase of up to $500 million, in $100 million increments, subject to certain conditions set forth in the Credit Agreement. The Credit Agreement has a three-year term expiring on February 21, 2027 and gives Oncor the option to request that each lender extend the term of its commitment for up to two additional one-year periods, subject to certain conditions set forth in the Credit Agreement.

Borrowings under the Credit Agreement bear interest at a per annum rate equal to, at Oncor’s option, (i) term secured overnight financing rate (“SOFR”) for the interest period relevant to such borrowing, plus an adjustment of 0.10% (the “SOFR Adjustment”), plus an applicable margin of between 0.875% and 1.50%, depending on certain credit ratings assigned to Oncor’s debt, or (ii) an alternate base rate (equal to the greatest of (1) the prime rate publicly announced from time to time by Wells Fargo as its prime rate, (2) the federal funds effective rate, plus 0.50%, and (3) term SOFR for a one-month interest period, plus the SOFR Adjustment, plus 1.0%), plus, in the case of clauses (1) through (3), an applicable margin of between 0.00% and 0.50%, depending on certain credit ratings assigned to Oncor’s debt. The Credit Agreement also provides for an alternative rate of interest upon the occurrence of certain events related to the current rate of interest benchmark.

A commitment fee is payable quarterly in arrears and upon termination or reduction of the commitments, in each case, at a rate per annum equal to between 0.075% and 0.625% of the daily average unused commitments under the Credit Agreement, depending on certain credit ratings assigned to Oncor’s debt and the utilization percentage. The utilization percentage is determined by dividing the aggregate principal amount of loans outstanding under the Credit Agreement by the total commitments.

The Credit Agreement contains customary covenants for facilities of this type, restricting, subject to certain exceptions, Oncor and its subsidiaries from, among other things:

•	incurring additional liens;

•	entering into mergers and consolidations;

•	sales of substantial assets; and

•	acquisitions and investments in subsidiaries.

In addition, the Credit Agreement requires that Oncor maintain a maximum consolidated senior debt to consolidated total capitalization ratio of 0.65 to 1.00 and observe certain customary reporting requirements and other affirmative covenants.

The Credit Agreement also contains customary events of default for facilities of this type, the occurrence of which would allow the lenders to accelerate all outstanding loans and terminate their commitments, including certain changes in control of Oncor that are not permitted transactions under the Credit Agreement and cross-default provisions in the event Oncor or any of its subsidiaries defaults on indebtedness in a principal amount in excess of $100 million or receives judgments for the payment of money in excess of $100 million that are not discharged or stayed within 60 days.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete terms of the Credit Agreement, which is attached hereto as Exhibit 10(a) and incorporated by reference herein. Wells Fargo and certain of the lenders and their respective affiliates have, from time to time, performed various financial advisory, dealer, commercial banking, investment banking and/or trustee services for Oncor and certain of its affiliates for which they have received customary fees and expenses.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Executive Annual Incentive Plan

On February 19, 2024, Oncor adopted the Oncor Tenth Amended and Restated Executive Annual Incentive Plan (the “Restated Executive Annual Incentive Plan”) as approved by the Organization & Compensation Committee (the “O&C Committee”) of the Board of Directors (the “Board”) of Oncor. The Restated Executive Annual Incentive Plan is effective as of January 1, 2024. Participants in this plan consist of Oncor’s officers.

The Restated Executive Annual Incentive Plan amends and restates in its entirety Oncor’s Ninth Amended and Restated Executive Annual Incentive Plan (the “Previous Executive Annual Incentive Plan”). Under the Previous Executive Annual Incentive Plan, a final funding percentage for each plan year was determined based on Oncor’s achievement of operational or other metrics established by the O&C Committee, as adjusted by any modifiers set by the plan administrators. Under the Previous Executive Annual Incentive Plan, the final funding percentage could not be less than 50% or more than 150%. Under the Restated Executive Annual Incentive Plan, the final funding percentage can range from 0% to 200%. In accordance with the new funding percentage range, the O&C Committee has indicated that the funding percentage for each operational metric to be used in calculating a final funding percentage will now range from 0% for achieving at or below the threshold performance of the metric to 200% for achieving at or above the top performance level for such metric.

The Restated Executive Annual Incentive Plan also provides that a participant who remains employed through the last day of the plan year but terminates employment prior to the payment of an award for that prior plan year may still receive an award for that prior plan year, unless such participant’s employment is terminated for cause.

Other than as described herein, the material terms of the Restated Executive Annual Incentive Plan remain the same as those in the Previous Executive Annual Incentive Plan described in Oncor’s Annual Report on Form 10-K filed on February 28, 2023. The foregoing description of the Restated Executive Annual Incentive Plan is qualified in its entirety by reference to the complete terms of the Restated Executive Annual Incentive Plan, which is filed as Exhibit 10(b) to this Current Report on Form 8-K and incorporated by reference herein.

Long-Term Incentive Plan and 2024 Long-Term Incentive Awards

On February 19, 2024, Oncor adopted an Amended and Restated Oncor Long-Term Incentive Plan (the “Amended Long-Term Incentive Plan”), as approved by the Board, upon the recommendation of the O&C Committee. The Amended Long-Term Incentive Plan is effective as of January 1, 2024 and amends and restates Oncor’s long-term incentive plan that was in effect since December 31, 2022 (the “Prior Long-Term Incentive Plan”). Participants in this plan include Oncor’s executive officers as well as other key employees.

The Amended Long-Term Incentive Plan revises the Prior Long-Term Incentive Plan to provide that the O&C Committee, as the plan administrator, has the authority, subject to certain limitations, to amend or terminate the plan or any awards granted under the plan in whole or in part. Under the Prior Long-Term Incentive Plan, the final funding percentage used to calculate awards could not exceed 150%. The Amended Long-Term Incentive Plan does not contain a restriction on the maximum final funding percentage, although the O&C Committee in its discretion can limit the final funding percentage as part of its methodology for calculating long-term incentive awards. Other than as described herein, the material terms of the Amended Long-Term Incentive Plan remain the same as those contained in the Prior Long-Term Incentive Plan described in Oncor’s Annual Report on Form 10-K filed on February 28, 2023. The foregoing description of the Amended Long-Term Incentive Plan is qualified in its entirety by reference to the complete terms of the Amended Long-Term Incentive Plan, which is filed as Exhibit 10(c) to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the adoption of the Amended Long-Term Incentive Plan, the O&C Committee also set new metrics and a calculation methodology for determining final long-term incentive awards for each 36-month performance period beginning on or after January 1, 2024. In lieu of award agreements, target long-term incentive awards will be communicated to participants within six months after the beginning of the performance period along with the metrics and methodology to be used to calculate the awards. For performance periods beginning on or after January 1, 2024, the O&C Committee set metrics consisting of: (i) a time-based metric measured using Oncor’s weighted average cost of capital (“WACC”) set by the Public Utility Commission of Texas (“PUCT”) and in effect as of January 1 of each year in the performance period, (ii) a safety metric measured using a days away, restricted or transferred (“DART”) rate with a modifier for fatalities resulting from a safety violation, (iii) a reliability metric measured using the non-storm system average interruption duration index (“SAIDI”), which measures the average number of minutes electric service is interrupted per customer in a year, (iv) an adjusted net income metric that measures Oncor’s net income adjusted as approved by the O&C Committee, including for normal weather, the exclusion of non-cash actuarial items and items outside of the ordinary course of business, as well as any future Board or O&C Committee adjustments (“Adjusted Net Income”) for each completed calendar year in the performance period against an Adjusted Net Income target for such year calculated using the net income projection in the most recent financial plan approved by the Board for such year (such target being “Plan”), and (v) an Adjusted Net Income growth adder, which measures the growth rate of Adjusted Net Income for each year in the performance period and can potentially increase or decrease the final funding percentage based on that growth rate. Those metrics and their respective weighting are set forth in the following table:

Metric	Weighting	Achievement Levels

Time-Based
Oncor Authorized WACC	25%

Funding Percentage[1]		Grows at an annual rate, based on Oncor’s authorized WACC

Safety		Threshold		Superior

DART Rate (average rate)	25%

Funding Percentage[2]		0%		200%

Reliability		Threshold		Superior

Non-storm SAIDI (minutes)	25%

Funding Percentage		0%		200%

Adjusted Net Income		Threshold	Target	Superior

2024	8 1⁄3%	% of Plan	Plan	% of Plan

2025	8 1⁄3%	% of Plan	Plan	% of Plan

2026	8 1⁄3%	% of Plan	Plan	% of Plan

Funding Percentage		0%	100%	200%

Adjusted Net Income Growth Adder	Actual % (+/-)	Positive or negative adder, based on Adjusted Net Income Growth; each year’s adder limited to -18% to +21%

[1]

The growth rate applicable for each year in the performance period will equal Oncor’s PUCT-authorized WACC as of January 1 of that year. The funding percentage for the metric will be calculated as (1 + year 1 WACC) x (1 + year 2 WACC) x (1 + year 3 WACC).

[2]	If Oncor’s DART Rate meets the aspirational level of 0.00, then the O&C Committee, in its discretion, may increase the funding percentage for the safety metric beyond 200%, up to a maximum of 225%.

Achievement of each of the time-based metric, safety metric and reliability metric will be calculated to determine the funding percentage for that metric. Each such metric’s funding percentage will then be multiplied by the weighting to determine its weighted funding percentage.

Achievement of the Adjusted Net Income metric will be calculated for each year in the performance period to determine a funding percentage for that year, which will then be multiplied by the weighting for that year to determine its weighted funding percentage for that year. The sum of the weighted funding percentages for each of the three years will determine the Adjusted Net Income metric weighted funding percentage for the performance period.

The Adjusted Net Income growth rate for each year in the performance period will be determined by dividing the actual Adjusted Net Income for that year against the Adjusted Net Income for the immediately prior year. That growth rate will then be used to determine an adder for each year in accordance with the following table, and the Adjusted Net Income growth adder percentage for the performance period will be calculated as ((1 + year 1 adder) x (1 + year 2 adder) x (1 + year 3 adder)) – 1.

Adjusted Net Income Growth Rate	Adder for Each Year

Less than 0.00% (capped at -3.00%)	-9.00% minus 0.03% for each 1 basis point (0.01%) that Actual Adjusted Net Income Growth is below 0.00% for that year, down to a maximum negative adder for any year of -18.00%

0.00% to 2.99%	-3.00% minus 0.02% for each 1 basis point (0.01%) that Actual Adjusted Net Income Growth is below 3.00% for that year

3.00% to 5.99%	0.00% minus 0.01% for each 1 basis point (0.01%) that Actual Adjusted Net Income Growth is below 6.00% for that year

6.00%	No adder

6.01% to 8.00%	0.00% plus 0.01% for each 1 basis point (0.01%) that Actual Adjusted Net Income Growth is above 6.00% for that year

8.01% to 10.00%	+2.00% plus 0.02% for each 1 basis point (0.01%) that Actual Adjusted Net Income Growth is above 8.00% for that year

More than 10.00% (capped at 15.00%)	+6.00% plus 0.03% for each 1 basis point (0.01%) that Actual Adjusted Net Income Growth is above 10.00% for that year, up to a maximum positive adder for any year of +21.00%

The weighted funding percentages for each of the time-based, safety, reliability and Adjusted Net Income metrics as well as the actual percentage determined for the Adjusted Net Income growth adder will then be aggregated to determine a final funding percentage, provided that the O&C Committee has stipulated that (i) the final funding percentage cannot exceed 200% and (ii) a negative Adjusted Net Income growth adder cannot reduce the final funding percentage to an amount below the time-based metric weighted funding percentage. The final funding percentage will then be multiplied by a participant’s target long-term incentive award to determine a final award amount.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10(a)	Revolving Credit Agreement, dated as of February 21, 2024, among Oncor Electric Delivery Company LLC, as borrower, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders.

10(b)	Oncor Electric Delivery Company LLC Tenth Amended and Restated Executive Annual Incentive Plan.

10(c)	Oncor Electric Delivery Company LLC Amended and Restated Long-Term Incentive Plan.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: February 21, 2024